Exhibit 99.1

K&E 4/15/14

CAPELLA HOLDINGS, INC.

2014 STOCK OPTION PLAN

ARTICLE I

Purpose of Plan

The 2014 Stock Option Plan (the “Plan”) of Capella Holdings, Inc., a Delaware corporation (the “Company”), adopted by the Board of Directors of the Company on April 17, 2014 (the “Approval Date”), for the certain directors, officers, key employees and other key service providers (collectively, the “Service Providers”) to the Company and its Subsidiaries, is intended to advance the best interests of the Company and its Subsidiaries by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and its Subsidiaries and to remain in their employ or to continue to provide services. The availability and offering of stock options under the Plan also increases the Company’s and its Subsidiaries’ ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company and its Subsidiaries depends. By adopting the Plan, the Board wishes to create, during the ten-year term of the Plan (the “Plan Term”), an equity-oriented compensation plan for the Service Providers, as provided herein, who will contribute to the growth of the Company. The stock options granted pursuant to this Plan will enable those Service Providers and others to share in the resulting increase in the equity value of the Company.

This Plan is intended to be a “compensatory benefit plan” within the meaning of such term under Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”) and all options granted under the Plan and the issuance of any Common Shares upon the exercise of options are intended to qualify for an exemption (the “Exemption”) from the registration requirements under the Securities Act, pursuant to Rule 701 thereof, and under applicable state securities laws. In the event that any provision of the Plan would cause any options granted under the Plan to not qualify for the Exemption, the Plan shall be deemed automatically amended to the extent necessary to cause all options granted under the Plan to qualify for the Exemption.

ARTICLE II

Definitions

For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or under common control with such Person.

“Approval Date” shall have the meaning set forth in Article I.

“Board” shall mean the board of directors of the Company.

“Cause” shall have the meaning assigned to such term in any Participant’s written employment agreement or senior management agreement or, in the absence of any written employment agreement or senior management agreement, (i) the commission of, or entry of a plea of guilty or nolo contendere, to a felony or a crime involving moral turpitude or any act or any other act or omission involving dishonesty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers or stockholders, (ii) conduct tending to bring the Company or any of its Subsidiaries into public disgrace or disrepute, (iii) a breach of Participant’s duty of loyalty to the Company or any of its Subsidiaries or Affiliates or any act of fraud, material dishonesty, gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries, or (iv) any material breach of the Participant’s employment agreement, if any, with the Company or any Subsidiary or any other agreement between a such Participant and the Company or any of its Subsidiaries or Affiliates.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the committee designated by the Board to administer the Plan, which shall (unless otherwise determined by the Board) be composed of two Investor Directors (as defined in that certain Stockholders Agreement, as amended, among the Company and its stockholders (the “Stockholders Agreement”)), one Additional Director (as defined in the Stockholders Agreement), and the Chief Executive Officer of the Company.

“Common Shares” shall mean the Company’s common stock, par value $0.01 per share, and any other shares into which such stock may be changed or converted by reason of a recapitalization, reorganization, merger, consolidation, or any other change in the corporate structure or capital stock of the Company.

“Company” shall mean Capella Holdings, Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any subsidiary corporation of Capella Holdings, Inc. as such term is defined in Section 424(f) of the Code.

“Date of Termination” shall mean, with respect to any Participant, (i) if such Participant’s engagement as a Service Provider is terminated by the Company or any Subsidiary, the effective date of termination as specified in the written notice from the Company or such Subsidiary to such Participant terminating his or her engagement as a Service Provider, (ii) if such Participant terminates his or her engagement as a Service Provider, the date the Company or any Subsidiary receives notice from such Participant terminating his or her engagement as a Service Provider or (iii) if such Participant’s engagement as a Service Provider is terminated other than pursuant to (i) or (ii), then the date determined in good faith by the Board.

“Designees” shall have the meaning set forth in Section 6.4.

“Disability” shall have the meaning assigned to such term in any Participant’s written employment agreement or, in the absence of any written employment agreement, shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively such Participant’s duties and obligations to the Company or any of its Subsidiaries or to participate effectively and actively in the management of the Company or any of its Subsidiaries for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

“Exemption” shall have the meaning set forth in Article I.

“Expiration Date” shall have the meaning set forth in Article VI.

“Fair Market Value” of any property shall be determined in good faith by the Committee; provided that, in the event of a determination of Fair Market Value in connection with a Sale of the Company, “Fair Market Value” shall mean, with respect to each Option Share, the amount of consideration to which each holder of Common Stock is entitled as a result of such Sale of the Company with respect to one Common Share; provided that the “Fair Market Value” of any portion of such consideration that is not payable in cash and/or not payable as of the date of such Sale of the Company shall be determined in good faith by the Committee.

“Investors” shall mean GTCR Fund VIII, L.P., a Delaware limited partnership, GTCR Fund VIII/B, L.P., a Delaware limited partnership, GTCR Co-Invest II, L.P., a Delaware limited partnership, and any other investment fund managed by GTCR LLC.

“Nonqualified Stock Option” shall have the meaning set forth in Article V.

“Option Agreement” shall have the meaning set forth in Article VI.

“Options” shall have the meaning set forth in Article IV.

“Participant” shall mean any Service Provider to the Company or any of its Subsidiaries who has been selected to participate in the Plan by the Committee or the Board.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Plan” shall have the meaning set forth in Article I.

“Plan Term” shall have the meaning set forth in Article I.

“Plan Year” shall mean any 12-month period beginning on the Approval Date or any anniversary thereof.

“Public Offering” shall mean the sale in an underwritten public offering registered under the Securities Act of the equity securities of the Company (or any successor thereto) approved by the Board.

“Sale of the Company” shall mean any transaction or series of transactions (whether by merger, consolidation, sale or transfer of the Company’s capital stock or otherwise) pursuant to which any Person or group of related persons (other than the Investors or their Affiliates) in the aggregate acquire(s) (i) 50% of the Common Shares outstanding at the time of such transaction or series of transactions or (ii) all or substantially all of the Company’s assets determined on a consolidated basis; provided that a Public Offering shall not constitute a Sale of the Company.

“Securities Act” shall have the meaning set forth in Article I.

“Service Providers” shall have the meaning set forth in Article I.

“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, partnership, association, or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

ARTICLE III

Administration

3.1 The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the terms of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, subject to such limitations as may be imposed by applicable law. The Committee’s determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. The validity, construction and effect of the

Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

3.2 Section 409A. The Company intends that the Options not be treated as deferred compensation subject to the requirements of Section 409A and that any ambiguities in construction be interpreted in order to effectuate such intent. Options issued under the Plan shall contain such terms as the Committee determines are appropriate to avoid the application of Section 409A. In the event that, after the issuance of an Option under the Plan, Section 409A is amended, or the Internal Revenue Service or Treasury Department issues additional, or amends existing, guidance interpreting Section 409A, the Committee may (but shall have no obligation to do so) amend or modify the terms of any such previously issued Option to the extent the Committee determines that such amendment or modification is necessary to avoid the application of the requirements of Section 409A. Notwithstanding any other provision of the Plan, the Company shall have no obligation to indemnify or hold harmless any Person against any taxes (or any interest or penalties thereon) attributable to the transfer, ownership, exercise, or disposition of, or any other transaction involving, Options (including, without limitation, as the result of the application of Section 409A).

ARTICLE IV

Limitation on Aggregate Shares

The number of Common Shares with respect to which options may be granted under the Plan (the “Options”) and which may be issued upon the exercise thereof shall be 90,527,602; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.9, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Shares thereunder, or if any Options are exercised and the Common Shares issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The Common Shares available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

ARTICLE V

Awards

5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

5.2 Form of Option. Options granted under this Plan shall be nonqualified stock options and are not intended to be “incentive stock options” within the meaning of Section 422 of the Code or any successor provision.

5.3 Exercise Price. The option exercise price per Common Share shall be fixed by the Committee at not less than 100% of the Fair Market Value of a Common Share on the date of grant, unless otherwise approved by the Board.

5.4 Exercisability. Options granted hereunder shall be exercisable at such times and under such circumstances as determined by the Committee and as shall be permissible under the terms of the Plan, and as specified in the Participant’s Option Agreement.

5.5 Payment of Exercise Price. Options may be exercised in whole or in part by delivering written notice to the Company (to the attention of the Company’s Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order) or in such other manner as determined by the Committee. At the discretion of the Participant, a Participant may elect to pay the exercise price otherwise due and owing by directing the Company to withhold shares of Common Stock having a Fair Market Value equal to the aggregate exercise price.

5.6 Term of Options. The Committee shall determine the term of each Option, which term shall be set forth in the applicable Option Agreement and shall in no event exceed ten years from the date of grant. All rights to purchase Common Shares pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Committee. The Common Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the terms of the related grant, a Participant may exercise an Option only if such Participant is, and has continuously since the date the Option was granted, been a Service Provider. Prior to the exercise of an Option and delivery of the Common Shares represented thereby, the Participant shall have no rights as a stockholder with respect to any Common Shares covered by such outstanding Option (including any dividend or voting rights).

5.7 Limitation on Grants. The Committee shall not grant any Option if, as a result of such grant or the exercise of such Option (assuming that all other Options have been fully exercised), the Company would be required to register any of its equity securities under the Securities Act.

ARTICLE VI

General Provisions

6.1 Conditions and Limitations on Exercise. Except as otherwise provided in this Plan, Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company or any of its Subsidiaries of certain performance goals, as the Committee shall decide in each case when the Options are granted, provided that in no event shall the Options be exercisable after the Expiration Date.

6.2 Sale of the Company. Unless otherwise provided in the applicable Option Agreement, a Participant’s unvested Options shall automatically vest and become exercisable upon the consummation of the Sale of the Company. In the event of a Sale of the Company, the Committee may, in its sole discretion, and without prior notice to any Participant: (i) provide that any Options will be continued, assumed or have new rights substituted therefor by the Person acquiring the Company, (ii) terminate without payment of any Options that have an exercise price in excess of the Fair Market Value per Common Share of the class of Common Shares for which such Option is otherwise exercisable (measured as of the date of such Sale of the Company); (iii) terminate any vested Options in exchange for a payment in such form of consideration as the Committee may determine in its sole discretion in an amount equal to the excess of the Fair Market Value per Common Share of the class of Common Shares for which such Option is otherwise exercisable (measured as of the date of such Sale of the Company) over such Option’s exercise price multiplied by the number of Options to be terminated; (iv) terminate all unvested Options (if any) without the payment of any consideration; (v) accelerate the vesting of any unvested options (to the extent not otherwise vested); and/or (vi) provide each Participant the opportunity to exercise any vested Options in connection with such Sale of the Company and terminate any vested Options that are not so exercised upon the consummation of the Sale of the Company. Notwithstanding the foregoing, in the event of a Sale of the Company in which the holders of Common Shares receive stock or other property, the Committee may provide, in its sole discretion and in connection with the previous sentence, (i) that any or all holders of Options or Common Shares receive, in lieu of such stock or other property, cash in an amount equal to the Fair Market Value of such stock or other property that otherwise would have been payable to such holder and (ii) that any or all holders of Common Shares sell their Common Shares to the Company in advance of the consummation of the Sale of the Company for Fair Market Value.

6.3 Organic Change. Except as otherwise provided in this Plan, any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets, or other transaction which is effected in such a way that holders of Common Shares are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Shares is referred to herein as an “Organic Change.” Except as otherwise provided in this Plan, and unless such Options are terminated in accordance with Section 6.2, after the consummation of any Organic Change, each Participant holding Options shall thereafter have the right to acquire and receive upon exercise thereof, rather than the Common Shares immediately theretofore acquirable and receivable upon exercise of such Participant’s Options, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Common Shares immediately theretofore acquirable and receivable upon exercise of such Participant’s Options had such Organic Change not taken place, but only if such adjustment to the Option would not cause the Option to be treated as providing for the deferral of compensation pursuant to Section 409A in a manner that would subject any Participant to additional tax, interest or penalties. Except as otherwise provided in this Plan, in any such case, the Company shall make appropriate provision with respect to such Participant’s rights and interests to insure that the provisions hereof (including this Section 6.3) shall thereafter be applicable to the Options (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the exercise price to the value for the Common Shares reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Common Shares acquirable and receivable upon exercise of the Options, if the value so reflected is less than the Fair Market Value of the Common Shares in effect immediately before such Organic Change), but only if such adjustment to the Option would not cause the Option to be treated as providing for the deferral of compensation pursuant to Section 409A in a manner that would subject any Participant to additional tax, interest or penalties.

6.4 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement substantially in the form attached hereto as Exhibit A (except to the extent otherwise determined by the Committee) (each, an “Option Agreement”) which shall be signed by the Participant and by an authorized officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement (including, but not limited to, (i) the right of the Company and such other Persons as the Committee shall designate (“Designees”) to repurchase from each Participant, and such Participant’s transferees, all shares of Common Stock issued or issuable to such Participant on the exercise of an Option in the event of such Participant’s Date of Termination, (ii) restrictions on transfer of the shares of Common Stock issued or issuable to such Participant on the exercise of an Option (iii) rights of first refusal granted to the Company and Designees, (iv) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable).

6.5 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

6.6 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or such Participant’s legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

(i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Option shall pass by will or the laws of descent and distribution; and

(ii) to the extent that the deceased Participant was entitled to exercise such Options at the date of his death, unless otherwise provided by the Committee in such Participant’s Option Agreement.

6.7 Expiration of Options.

(a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the “Expiration Date”), as determined by the Committee pursuant to Section 5.6. Except as otherwise approved by the Committee, any part of any Option that is not vested on the date that Participant’s employment or service with the Company terminates for any reason shall expire and be forfeited as of such date.

(b) Early Expiration Upon Termination. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant’s Option that was not vested and exercisable on such Participant’s Date of Termination shall expire and be forfeited as of such date, and any portion of a Participant’s Option that was vested and exercisable on such Participant’s Date of Termination shall expire and be forfeited 30 days after his or her Date of Termination, except that, subject to Section 6.2: (i) if a Participant’s employment terminates because such Participant dies or becomes subject to any Disability, such Participant’s Option shall expire 180 days after his or her Date of Termination, but in no event after the Expiration Date, (ii) if a Participant’s employment terminates because such Participant voluntarily resigns or retires, such Participant’s Option shall expire 30 days after his or her Date of Termination or such later date as may be expressly determined by the Committee in its sole and absolute discretion, but in no event after the Expiration Date, and (iii) if any Participant is discharged other than for Cause, such Participant’s Option shall expire 90 days after his or her Date of Termination or such later date as may be expressly determined by the Committee in its sole and absolute discretion, but in no event after the Expiration Date.

6.8 Withholding of Taxes.

(a) The Company and its Subsidiaries shall be entitled, if necessary or desirable, to deduct and withhold from any Participant, from any amounts due and payable by the Company or any Subsidiary to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax due from the Company or any of its Subsidiaries in connection with the issuance, vesting, ownership, modification, adjustment, disposition, exercise or otherwise with respect to the Options or any shares issuable under the Options, and the Company may defer the exercise of the Options or the issuance of the Common Shares thereunder unless such taxes are paid or the Company is indemnified to its satisfaction.

(b) Notwithstanding any provision of this Plan to the contrary, in connection with the transfer of an Option to a transferee pursuant to Section 6.6 or an applicable Option Agreement, the grantee shall remain liable for any withholding taxes required to be withheld upon exercise of such Option by the transferee.

6.9 Adjustments. In the event of a reorganization, recapitalization, stock dividend, or stock split, combination or other reclassification affecting the Common Shares, the Committee shall, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options, and the exercise prices specified therein as may be determined to be appropriate and equitable, but only to the extent that any such adjustment to your Option would not cause your Option to be treated as providing for the deferral of compensation pursuant to Section 409A (or Treasury Regulations or other IRS guidance issued under Section 409A).

6.10 No Right to Employment or to Provide Services. Nothing in this Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or services at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of or provide services to the Company or any of its Subsidiaries for any period of time or to continue such Participant’s present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant’s termination of employment or services (including, but not limited to, the termination by the Company or any of its Subsidiaries without Cause) any portion of such Participant’s Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No Person shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

6.11 Amendment, Suspension and Termination of Plan. The Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Shares is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby; provided, further, that no amendment that increases the maximum number of Common Shares with respect to which Options may be granted and which may be issued upon the exercise thereof shall be effective without the approval of GTCR Fund VIII, L.P., a Delaware limited partnership. No Option shall be granted after the Plan Term.

6.12 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any outstanding Option in a manner not contemplated hereby without the consent of such Participant adversely affected thereby. With the Participant’s consent or as otherwise contemplated hereby, the Committee may cancel any Option and issue a new Option to such Participant.

6.13 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee and any other Persons designated by the Committee to administer the Plan shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Board or Committee member shall be entitled to the indemnification rights set forth in this Section 6.13 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Board or Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.

Adopted by the Board of Directors as of April     , 2014.

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Exhibit A

Form of Option Agreement

[See attached.]